SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                               CREDIT SUISSE TRUST
                           EMERGING MARKETS PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

     The Credit Suisse Emerging Markets Team is now responsible for the day-to-day portfolio management of the portfolio. The team currently consists of Neil Gregson, Emily Alejos, Annabel Betz and Matthew Hickman (see biography below). Yaroslaw Aranowicz no longer serves as Co-Portfolio Manager of the portfolio.

     TEAM MEMBER BIOGRAPHY

     MATTHEW J.K. HICKMAN, Vice President, is a portfolio manager specializing in emerging equity markets. He joined CSAM in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel, and an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear Stearns, James Capel, and Rothschild Group. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French.

     The biographies of the other team members are in the Prospectus.

Dated: December 23, 2003                                          TREMK-16-1203
                                                                  2003-061